UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 4, 2008

NATUREWELL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-26108	94-2901715

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West C Street, San Diego, California 92101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (619) 234-0222

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers

On January 4, 2008 John W. Huemoeller resigned as a director from the Company's board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUREWELL INCORPORATED

Date: January 4, 2008	/s/ James R. Arabia

James R. Arabia President, Chief Executive Officer and Chairman of the Board